Consolidated Statements of Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Licensing revenue	$ 925	$ 144
Cost of sales	(10)	(5)
Gross margin	915	139
Selling, general, and administrative expenses	7,773	8,088
Total operating expenses	7,773	8,088
Interest and other income	103	242
Interest and other expense	(324)	(251)
Change in fair value of contingent payment obligations	(2,734)	(4,372)
Total interest and other	(2,955)	(4,381)
Net loss before income tax	(9,813)	(12,330)
Income tax expense	0	0
Net loss	(9,813)	(12,330)
Other comprehensive income, net of tax	0	0
Comprehensive loss	$ (9,813)	$ (12,330)
Basic and diluted net loss per common share (in dollars per share)	$ (0.13)	$ (0.17)
Weighted average common shares outstanding (in shares)	78,395	71,299